SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              December 18, 1997
                     (Date of earliest event reported)


                              Enesco Group, Inc.
           (Exact name of Registrant as specified in its charter)


   Massachusetts                0-1349                   04-1864170
   (State of              (Commission File No.)         (IRS Employer
   Incorporation)                                      Identification No.)


              333 Western Avenue, Westfield, Massachusetts  01085
         (Address of principal executive offices, including zip code)


                                (413) 562-3631
             (Registrant's telephone number, including area code)


                                     N/A
        (Former name or former address, if changed since last report)



      Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC")on December 31, 1997 by Stanhome Inc., currently known as Enesco Group, Inc. (the "Company"),as amended by the Current Report on Form 8-K/A filed with the SEC on July 31, 1998 by the Company, is hereby further amended and restated in its entirety as attached hereto.



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ENESCO GROUP, INC.


                               By  /s/ Allan G. Keirstead
                                  -------------------------------
                               Name:   Allan G. Keirstead
                               Title:  Vice Chairman, Executive
                                       Vice President and Chief
                                       Administrative and
                                       Financial Officer


 Dated:  September 11, 1998



                                  EXHIBIT INDEX


 Exhibit No.    Description of Exhibit

 99.2 Pro forma condensed consolidated balance sheet dated September 30, 1997 and pro forma condensed consolidated statement of income for the nine months ended September 30, 1997 and for the year ended December 31, 1996